UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
TRM CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-19657	93-0809419

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5208 N.E. 122nd Avenue, Portland, Oregon 97230
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 257-8766
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
SIGNATURES
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
PwC's letter, dated May 24, 2007

Item 4.01. Changes in Registrant’s Certifying Accountant
     TRM Corporation (the “Company”) has previously reported in its Current Report on Form 8-K dated December 29, 2006 that PricewaterhouseCoopers LLP (“PwC”) had advised the Company on December 29, 2006 that it declined to stand for reappointment as the Company’s independent registered public accounting firm to provide future services after completion of procedures regarding Form 10-Q for the quarter ended September 30, 2006 and completion of services related to the audit of the Company’s financial statements as of and for the year ended December 31, 2006 and the Form 10-K in which such financial statements were included. This decision was accepted by the Company’s Audit Committee.
     PwC completed its procedures regarding the Company’s financial statements as of and for the year ended December 31, 2006 and the Form 10-K in which such financial statements were included on May 23, 2007, the date upon which such Form 10-K was filed. On February 9, 2007, PwC completed its procedures regarding the unaudited interim financial statements of the Company as of and for the quarter and nine-month period ended September 30, 2006 and the Form 10-Q in which such unaudited interim financial statements were included.
     The reports of PwC on the Company’s financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.
     During the years ended December 31, 2006 and 2005 and through May 23, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years.
     During the years ended December 31, 2006 and 2005 and through May 23, 2007 there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K except for the three material weaknesses regarding ineffective control over financial reporting regarding (i) accounts receivable, (ii) equipment and (iii) accrued liabilities set forth in the Company’s December 29, 2006 Form 8-K (which is incorporated herein by this reference), and except for the three other material weaknesses disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on May 23, 2007, which indicated that as noted in Item 9A, the Company did not maintain effective internal control over financial reporting as of December 31, 2006. The following material weaknesses were disclosed by management of the Company in Item 9A of the Form 10-K for the year ended December 31, 2006:
     1. Ineffective controls over the adequacy of segment disclosures. The Company did not maintain effective controls over the adequacy of its segment disclosures. Specifically, the Company did not maintain effective controls to ensure that significant changes to reporting practices (including changes to information reviewed by the chief operating decision maker) were considered in the determination of appropriate operating segments in accordance with generally accepted accounting principles. This control deficiency resulted in adjustments to the segment disclosure, allocation of goodwill to reporting units and computation of goodwill impairment in the interim consolidated financial statements of the Company for the quarter ended September 30, 2006. Additionally, this control deficiency could result in a material misstatement of goodwill and goodwill impairment expense and segment disclosure that would result in a material misstatement of annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, the Company’s management has determined that this control deficiency constitutes a material weakness.
     2. Ineffective controls over the impairment analysis of goodwill and long-lived assets. The Company did not maintain effective controls over the accounting for the impairment of goodwill and long-lived assets in accordance with generally accepted accounting principles. Specifically, the Company did not maintain effective controls to ensure that assumptions used in the analysis of the impairments of goodwill and long-lived assets were accurate and that such estimates were reviewed by appropriate levels of management. This control deficiency resulted in adjustments to the interim consolidated financial statements of the Company for the quarter ended September 30, 2006. Additionally, this control deficiency could result in a material misstatement of goodwill, long-lived assets and impairment expense that would result in a material misstatement of annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, the Company’s management has determined that this control deficiency constitutes a material weakness.
     3. Inadequate staffing in the United Kingdom. The Company did not maintain a sufficient complement of personnel in the United Kingdom to maintain an appropriate accounting and financial reporting organizational structure to support the activities of the Company. Specifically, the Company did not maintain personnel who provided the appropriate level of oversight over the financial reporting function and who had the appropriate level of accounting knowledge, experience and training in the application and implementation of generally accepted accounting principles in the United States. This arose primarily as a result of the decision during the fourth quarter of 2006 to sell the United Kingdom operations. This control deficiency resulted in audit adjustments to the Company’s 2006 annual consolidated financial statements. Additionally, this control deficiency could result in a material misstatement of the Company’s United Kingdom accounts and disclosures that would result in a material misstatement to the interim or annual consolidated financial statements that would not be prevented or detected. Accordingly, the Company’s management has determined that this control deficiency constitutes a material weakness.
     The Company’s management and Audit Committee have discussed the reportable events described above with PwC. The Company has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm concerning such matters.
     The Company has provided a copy of this Form 8-K/A to PwC and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the preceding statements. A copy of PwC’s letter, dated May 24, 2007, responding to the Company’s request is provided as Exhibit 16.1 to this Form 8-K/A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM CORPORATION

Dated: May 25, 2007	By: Name: Title:	/s/ Daniel E. O’Brien Daniel E. O’Brien Chief Financial Officer

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
16.1	PwC’s letter, dated May 24, 2007, addressed to the Securities and Exchange Commission.

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